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                                                                    Exhibit (21)

                      Subsidiaries of UJB Financial Corp.


     UJB Financial Corp. is the parent corporation. Detailed information on its present subsidiaries appears in the Narrative description of business. Additional information is as follows:

                                                                                Jurisdiction of
          Name                                                                   Incorporation
          ----                                                                  ---------------
United Jersey Bank                                                                New Jersey
    First Pipco, Inc.                                                             New Jersey
       C.I. Pip Restaurant Co.                                                    New Jersey
       CiPip Properties Co.                                                       New Jersey
    UJB Leasing Corporation                                                       New Jersey
    United Jersey Hackensack Investment Corporation                               New Jersey
    CTC Investment Co.                                                            Delaware
    S.A.R. Realty Holding Corporation                                             New Jersey
    Pipco-On-The-Hudson, Inc.                                                     New Jersey
       Pipco/TM8, Inc.                                                            New Jersey
       Pipco/TM10, Inc.                                                           New Jersey
       Pipco/TM13, Inc.                                                           New Jersey
       Pipco/Spring Hill, Inc.                                                    New Jersey
       Pipco 205 Park, Inc.                                                       New Jersey
       Pipco Schoolhouse Estates, Inc.                                            New Jersey
       Pipco Urban Restoration, Inc.                                              New Jersey
       Pipco Windsong, Inc.                                                       New Jersey
       Pipco Parsippany, Inc.                                                     New Jersey
       Pipco 121-123 Grand Avenue, Inc.                                           New Jersey
       Pipco Bright, Inc.                                                         New Jersey
       Pipco Oakland, Inc.                                                        New Jersey
       Pipco Raintree, Inc.                                                       New Jersey
       Pipco Underhill, Inc.                                                      New York
       Pipco MK, Inc.                                                             New Jersey
       Pipco Carlstadt, Inc.                                                      New Jersey
       Pipco Ewing, Inc.                                                          New Jersey
       Pipco 851 Boulevard, Inc.                                                  New Jersey
       Pipco Alpine, Inc.                                                         New Jersey
       Pipco Norte, Inc.                                                          New Jersey
       Alternative Financial Group, Inc.                                          Pennsylvania
       PipHam Gardens, Inc.                                                       New York
       PipAshley, Inc.                                                            New Jersey
       Pipco Urban Renewal Corporation, Inc.                                      New Jersey
       Commonwealth Pipco Corp.                                                   Pennsylvania
       Pipco Hansen Land Corp.                                                    Pennsylvania
       PipCRA, Inc.                                                               New Jersey
       PipLandCo, Inc.                                                            New Jersey
       PipCondoCo, Inc.                                                           New Jersey
       PipWarehouseCo, Inc.                                                       New Jersey
       PipQuarryCo, Inc.                                                          New Jersey
       PipPomonaCo, Inc.                                                          New York
       Second PipLandCo, Inc.                                                     New Jersey
       Second PipCondoCo, Inc.                                                    New Jersey
       Houses-R-Pip, Inc.                                                         New Jersey
       PipGate Mill Properties, Inc.                                              New Jersey
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
 United Jersey Bank/Central, N.A.                                                 United States
    FSB Investment Corp.                                                          New Jersey
    Franklin State Armored Corporation                                            New Jersey
    Colonia Investment Co.                                                        Delaware
    Central Pipco, Inc.                                                           New Jersey
       Central Pipco Sanson, Inc.                                                 New Jersey
       Central Pipco Petrocella/Temes, Inc.                                       New Jersey
       Central Pipco Spring Knolls, Inc.                                          New Jersey
       Evergreen Cenpipco, Inc.                                                   New Jersey
       CenPipMaple, Inc.                                                          New Jersey
       CenPipPRD, Inc.                                                            New Jersey
       CenPipCho35, Inc.                                                          New Jersey
       Central Pipco Thom, Inc.                                                   New Jersey
       CenPipColt, Inc.                                                           New Jersey
       CenPipUnited, Inc.                                                         New Jersey
       ExeCenPip EM1, Inc.                                                        New Jersey
       MorCenPip EM2, Inc.                                                        New Jersey
       EmsCenPip EM3, Inc.                                                        New Jersey
       ProCentip Plains, Inc.                                                     New Jersey
       SayCenPipVille, Inc.                                                       New Jersey
       HalCenPip Tides, Inc.                                                      New Jersey
       VolCenPipChik, Inc.                                                        New Jersey
       StakCenPipWood, Inc.                                                       New Jersey
       Alternative Financial Group, Inc.                                          New Jersey
       34 Cen Pip Plaza, Inc.                                                     New Jersey
       BunnCenPip 202, Inc.                                                       New Jersey
       Central Residential Properties, Inc.                                       New Jersey
       Madison CenPipRidge, Inc.                                                  New Jersey
       Clearbrook ProCenPip, Inc.                                                 Pennsylvania
       CenPipMatawan, Inc.                                                        New Jersey
       EIN Cen Pip Binder, Inc.                                                   New Jersey
       CenPipChowderPot, Inc.                                                     New Jersey
United Jersey Bank/South, N.A.                                                    United States
    Lenape Financial Services Corporation                                         Delaware
    South Pipco, Inc.                                                             New Jersey
       ManSoPip Management Corp.                                                  New Jersey
       PropSoPip Properties Corp.                                                 New Jersey
       DevSoPip Development Corp.                                                 New Jersey
       Aristone So Pip, Inc.                                                      New Jersey
First Valley Corporation                                                          Pennsylvania
    First Valley Bank                                                             Pennsylvania
       Valbeth, Inc.                                                              Pennsylvania
       North-Val, Inc.                                                            Pennsylvania
       Lehigh Securities Corporation                                              Pennsylvania
       First Valley Capital Corporation                                           Pennsylvania
       Affiliated Financial Advisors, Inc.                                        Pennsylvania
       First Valprop, Inc.                                                        Delaware
          First North-Val, Inc.                                                   Pennsylvania
          Second North-Val, Inc.                                                  Pennsylvania
          Third North-Val, Inc.                                                   Pennsylvania
          Fourth North-Val, Inc.                                                  Pennsylvania
          Fifth North-Val, Inc.                                                   Pennsylvania
          Sixth North-Val, Inc.                                                   Pennsylvania
          Seventh North-Val, Inc.                                                 Pennsylvania
          Eighth North-Val, Inc.                                                  Pennsylvania
    HBP Financial Corp.                                                           Pennsylvania
    First Valley Financial Services, Inc.                                         Pennsylvania
    First Valley Life Insurance Company                                           Arizona
    First Valley Leasing, Inc.                                                    Pennsylvania
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
    Valprop, Inc.                                                                 Pennsylvania
       FirstVal Properties, Inc.                                                  Pennsylvania
UJB Credit Corporation                                                            Delaware
    Gibraltar Corporation of America                                              New York
    United Jersey Leasing Company                                                 New Jersey
    United Jersey Mortgage Company                                                New Jersey
       United Jersey Corporation                                                  New York
    Asset Management Corp.                                                        New Jersey
UJB Investor Services Co.                                                         New Jersey
Rahway Avenue Urban Renewal Corporation                                           New Jersey
Trico Mortgage Company, Inc.                                                      New Jersey
    Securitization Subsidiary I, Inc.                                             New Jersey
United Jersey Credit Life Insurance Company                                       Arizona
United Jersey Venture Capital, Inc.                                               New Jersey
India, Inc.                                                                       Delaware
United Jersey Financial Corp.                                                     New Jersey
United Jersey Insurance Agency, Inc.                                              New Jersey
UJB Financial Service Corporation                                                 New Jersey
CARTCO, Ltd.                                                                      New Jersey


    All listed subsidiaries in existence during 1993 are included in the consolidated financial statements in the UJB Financial 1993 Annual Report to Shareholders contained herein as Exhibit 13.

As of 3/21/94